Prospectus

TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND
GROWTH & INCOME FUND
INTERNATIONAL EQUITY FUND
STOCK INDEX FUND
SOCIAL CHOICE EQUITY FUND


April 1, 2002


This prospectus contains important information about the TIAA-CREF Life Funds, funds available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (TIAA-CREF Life). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC TIAA-CREF LOGO]


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TABLE OF CONTENTS

SUMMARY INFORMATION
  INVESTMENT OBJECTIVES,
    STRATEGIES AND RISKS ................  3
    Dual Investment Management
      Strategy(SM) ......................  3
    General Risks of Investing in
      the Funds .........................  3
    Growth Equity Fund ..................  3
    Growth & Income Fund ................  4
    International Equity Fund ...........  4
    Stock Index Fund ....................  4
    Social Choice Equity Fund ...........  5
  PAST PERFORMANCE ......................  5

MORE INFORMATION ABOUT THE FUNDS ........  6
  FUNDS USING THE DUAL INVESTMENT
  MANAGEMENT STRATEGY(SM) ...............  7
    Growth Equity Fund ..................  7
    Growth & Income Fund ................  8
    International Equity Fund ...........  8
  OTHER FUNDS ...........................  8
    Stock Index Fund ....................  8
    Social Choice Equity Fund ...........  9
  ADDITIONAL INVESTMENT STRATEGIES ...... 11
FUND MANAGEMENT ......................... 11
    Prior Performance of
      Investment Adviser ................ 11
PRICING OF FUND SHARES .................. 14
OFFERING, PURCHASING AND
  REDEEMING SHARES ...................... 14
DIVIDENDS, DISTRIBUTIONS AND TAXES ...... 14
GENERAL MATTERS ......................... 14
    Voting Rights ....................... 14
    Electronic Prospectuses ............. 15
    Householding ........................ 15
FINANCIAL HIGHLIGHTS .................... 15


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SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

TIAA-CREF Life Funds consists of five different investment portfolios (funds):

         Growth Equity Fund
         Growth & Income Fund
         International Equity Fund
         Stock Index Fund
         Social Choice Equity Fund

DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

Three of the funds (the Growth Equity Fund, the Growth & Income Fund, and the International Equity Fund) use TIAA-CREF's Dual Investment Management Strategy(SM), with each having a "stock selection" and an "enhanced index" segment.

    o The stock selection segment holds a relatively small number of stocks that the fund management team believes offer superior returns. These stocks are chosen using fundamental analysis.

    o The enhanced index segment seeks to outperform the fund's benchmark index while limiting the possibility of significantly underperforming the benchmark. The fund management team attempts to outperform the benchmark index by over- or under-weighting many stocks in the index by small amounts, based on proprietary scoring models.

The Dual Investment Management Strategy gives fund managers the flexibility to allocate amounts between the two segments, based on the investment opportunities that the fund management team determines to be available at a particular time. This approach enables the funds to stay fully invested even when the fund management team can't find sufficient investment opportunities for the stock selection segment.

GENERAL RISKS OF INVESTING IN THE FUNDS

You can lose money in any of these funds, or the funds could underperform other investments. In particular, the funds are subject to the following general risks:

    o Market Risk--Stock and bond prices in general can decline over short or extended periods as a result of political or economic events.

    o Interest Rate Risk--Bond or stock prices may decline or a fund's income may fall if interest rates change.

    o Company Risk--A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its securities may go down, or the company may not be able to pay principal and interest on its bonds when due.

    o Foreign Investment Risk--The value of a fund's foreign investments could be reduced by, among other things, changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events.

Special additional risks associated with particular funds are discussed in the following fund summaries and elsewhere in this prospectus.

An investment in TIAA-CREF Life Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions, using the Dual Investment Management Strategy. For its stock selection segment, the fund looks primarily for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can also invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments may range from 0% to 40% of the fund's portfolio. The benchmark index for the fund is the Russell 3000(R) Growth Index. (Russell 3000 is a trademark and a service mark of the Frank Russell Company.)

SPECIAL INVESTMENT RISKS: The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those


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of larger companies. This means the fund will probably be more volatile than the overall stock market.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who are looking for long-term capital appreciation, but who are willing to tolerate fluctuations in value. The potential risk of investing in the fund is moderate to high. As with any mutual fund, you can lose money by investing in this fund.

GROWTH & INCOME FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy. For its stock selection segment, the fund management team looks primarily for stocks of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. The fund may also invest in rapidly growing smaller companies and may have up to 20% of its assets in foreign securities. Normally, at least 80% of the fund's assets will be income-producing equity securities selected for their investment potential. The benchmark index for the fund is the Standard & Poor's 500 ("S&P 500") Index.

SPECIAL INVESTMENT RISKS: Stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and income-producing investments but who also can accept the risk of market fluctuations. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks favorable long-term returns, mainly through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy. For the fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We look for companies of all sizes that have certain characteristics such as sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index.

SPECIAL INVESTMENT RISKS: Foreign investment risk is the most important risk of investing in this fund. Changes in currency exchange rates, the possible imposition of market controls, currency exchange controls, or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the fund's investments. These risks may be even more pronounced for the fund's investments in emerging market countries.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek above-average long-term returns, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing. The potential risk of investing in the fund is moderate to high. As with any mutual fund, you can lose money by investing in this fund.

STOCK INDEX FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PRINCIPAL INVESTMENT STRATEGIES: The fund is designed to track U.S. equity markets as a whole and invests in stocks in the Russell 3000(R) Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the fund attempts to closely track the Russell 3000(R) Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.


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SOCIAL CHOICE EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in a diversified set of common stocks. The fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500. Currently, the fund invests only in companies that do not:

     o    have a significant portion of their business in weapons manufacturing;

     o    produce and market alcoholic beverages or tobacco products;

     o have a significant portion of their business in gaming or gambling operations;

     o engage in activities that result or are likely to result in significant damage to the natural environment;

     o    produce nuclear energy; or

     o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

As of July 1, 2002, the fund will track the return of the Russell 3000 Index. It will do this primarily by investing in companies included in Kinder, Lydenberg, Domini & Co., Inc.'s Broad Market Social Index, which is a socially screened subset of companies in the Russell 3000 Index. The fund will attempt to structure its portfolio so it approaches the overall investment characteristics of the Russell 3000 Index.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek an equity investment that is generally broad-based but excludes companies that engage in certain activities. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.

PAST PERFORMANCE

The following bar charts and performance table help illustrate some of the risks of investing in the TIAA-CREF Life Funds and how investment performance varies. The bar charts show each fund's annual returns for each calendar year it has been available publicly (note that the Stock Index Fund was made available on January 4, 1999, so the performance in 1999 is as of that date). Below the charts we note each fund's best and worst returns for a calendar quarter during that period. The performance table shows each fund's returns, and how those returns compare to those of broad-based securities market indexes. How the funds have performed in the past is not necessarily an indication of how they will perform in the future.


GROWTH EQUITY FUND

                                    [GRAPHIC] (22.81)%
                                               2001

Best quarter: 15.72% for the quarter ended December 31, 2001. Worst Quarter:
(22.60)% for the quarter ended March 31, 2001.


GROWTH & INCOME FUND

                                    [GRAPHIC] (13.13)%
                                               2001

Best quarter: 10.67% for the quarter ended December 31, 2001. Worst Quarter:
(14.59)% for the quarter ended September 30, 2001.


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INTERNATIONAL EQUITY FUND

                                    [GRAPHIC] (23.81)%
                                               2001

Best quarter: 7.48% for the quarter ended December 31, 2001. Worst Quarter:
(15.64)% for the quarter ended March 31, 2001.


STOCK INDEX FUND

                                    [GRAPHIC] (11.44)%  (7.38)%   21.20%
                                               2001      2000      1999

Best quarter: 15.86% for the quarter ended December 31, 1999. Worst Quarter:
(15.55)% for the quarter ended September 30, 2001.


SOCIAL CHOICE EQUITY FUND

                                    [GRAPHIC] (12.72)%
                                               2001

Best quarter: 9.97% for the quarter ended December 31, 2001. Worst Quarter:
(13.26)% for the quarter ended September 30, 2001.

AVERAGE ANNUAL TOTAL RETURNS

                                         One year (January    Since inception(1)
                                                1, 2001 to       to December 31,
                                        December 31, 2001)                  2001
--------------------------------------------------------------------------------

Growth Equity Fund .............................  (22.81)%              (28.14)%

  Russell 3000 Growth Index ....................  (19.63)%              (26.69)%

Growth & Income Fund ...........................  (13.13)%              (13.71)%

  S&P 500 Index ................................  (11.89)%              (13.06)%

International Equity Fund ......................  (23.81)%              (26.98)%

  Morgan Stanley Capital International EAFE
    (Europe, Australasia and Far East) Index ...  (21.55)%              (20.20)%

Stock Index Fund ...............................  (11.44)%               (0.20)%

  Russell 3000 Index ...........................  (11.46)%               (0.31)%

Social Choice Equity Fund ......................  (12.72)%              (12.36)%

  S&P 500 Index ................................  (11.89)%              (13.06)%

(1) For the Stock Index Fund, January 4, 1999. For the other TIAA-CREF Life Funds, April 3, 2000.

Performance information for other registered investment companies managed by the investment advisory personnel who manage TIAA-CREF Life Funds is provided on page 21 of this prospectus.

MORE INFORMATION ABOUT THE FUNDS

This section provides more information about each fund's investment objective, the principal investment strategies and techniques each fund uses to accomplish its objective, and the principal types of securities each fund purchases. These policies and techniques are not fundamental and may be changed by TIAA-CREF Life Funds' board of trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the funds' policies and restrictions, see the Statement of Additional Information (SAI).

We can't guarantee that any fund will meet its investment objective.

Each fund has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by the fund's name. Each fund will provide its shareholders with at least 60 days prior notice before making changes to this policy.


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FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The Growth Equity Fund, the Growth & Income Fund, and the International Equity Fund use TIAA-CREF's Dual Investment Management Strategy(SM), which works like this:

Each of these three funds has two separate segments called the "stock selection" segment and the "enhanced index" segment. The relative sizes of these two segments vary as the fund management team shifts money between them in response to investment opportunities.

The stock selection segment holds a relatively small number of stocks that the fund management team believes offer superior returns. The managers of these equity funds will usually use fundamental analysis to select individual stocks or sectors for investment in the stock selection segment. Each fund's stock selection segment is described further below.

Money that is not invested in a fund's stock selection segment goes to its enhanced index segment. Here the goal is two-fold: (1) to outperform each fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The funds' managers attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a fund will hold more or less of some stocks than does its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.

The Dual Investment Management Strategy enables the funds to stay fully invested even when the fund management team can't find sufficient investment opportunities for the stock selection segment.

The benchmarks for each fund's enhanced index segment currently are as follows:

Fund                                                   Benchmark
--------------------------------------------------------------------------------
Growth Equity Fund                                     Russell 3000(R)
                                                       Growth Index

Growth & Income Fund                                   S&P 500(R) Index

International Equity Fund                              MSCI EAFE(R)
                                                       (Europe, Australasia,
                                                       Far East) Index

Using these benchmarks is not a fundamental policy of any of the TIAA-CREF Life Funds, so we can substitute other benchmark indices without shareholder approval. We'll notify you before we make such a change.

GROWTH EQUITY FUND

The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the fund will have at least 80% of its assets in equity securities that have the potential for capital appreciation.

The fund uses the Dual Investment Management Strategy. The fund's stock selection segment can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising markets. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have up to 40% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3, including the risks of foreign investments. In addition, there are special risks to investing in growth stocks. The fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.


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GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80% of the fund's assets will be income-producing equity securities selected for their investment potential.

The fund invests in a broadly diversified portfolio of common stocks, using the Dual Investment Management Strategy. The fund's stock selection segment concentrates on individual companies rather than sectors or industries. We look for stocks of larger, well-established companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The fund may also invest in rapidly growing smaller companies. It can have up to 20% of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3, including the risks of foreign investments. In addition, stocks paying relatively high dividends may at times significantly underperform other stocks during periods of rapid market appreciation.

INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments. The fund intends to always have at least 80% of its assets in equity securities of companies located in at least three different countries, other than the United States.

The fund uses the Dual Investment Management Strategy. The fund may invest in companies of all sizes. For the fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We do, however, regularly monitor the fund's sector and country exposure in order to control risk.

In particular, we look for companies of all sizes that have certain characteristics, such as:

     o    sustainable growth

     o    focused management with successful track records

     o    unique and easy-to-understand franchises (brands)

     o stock prices that do not fully reflect the inherent value of the security based on the company's current earnings, assets, and long-term growth prospects

     o    consistent generation of free cash flow

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3, especially the risks of foreign investments. In particular, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation, or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social, or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; or (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The fund will focus its investments primarily in those countries which are included in the MSCI EAFE Index.

The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.


OTHER FUNDS

STOCK INDEX FUND

The STOCK INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index.


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Although the fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the fund even if it performs poorly, unless the company is removed from the Russell 3000.

Using the Russell 3000 Index isn't fundamental to the fund's investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.

The fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.

The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $4.11 million to $398.10 billion with an average of $4.36 billion as of December 31, 2001. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3, although it does not have foreign investment risk. In addition, while the fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index, the fund does not invest in all 3,000 stocks in the index. Thus, there is no guarantee that the performance of the fund will match that of the index. Also, because the index's returns aren't reduced by investment and other operating expenses, the fund's ability to match the index will be adversely affected by the costs of buying and selling stocks as well as other expenses. The stock prices of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

SOCIAL CHOICE EQUITY FUND

The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80% of the fund's assets will be invested in common stocks that meet the fund's social criteria.

Currently, the fund attempts to track the return of the U.S. stock market as represented by the Standard & Poor's 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

The fund's social criteria and any universe of stocks that the fund utilizes are non-fundamental investment policies. They can change without the approval of the fund's shareholders. Currently, the fund invests only in companies that do not:

     o    have a significant portion of their business in weapons manufacturing;

     o    produce and market alcoholic beverages or tobacco products;

     o have a significant portion of their business in gaming or gambling operations;

     o engage in activities that result or are likely to result in significant damage to the natural environment;

     o    produce nuclear energy; or

     o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

For the first three criteria, we examine the company to decide whether the activity is a "significant" part of its business--basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.

The Corporate Governance and Social Responsibility Committee of our board of trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best

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to make sure the fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

As of July 1, 2002, the fund will seek to track the return of the Russell 3000 Index. It will do this primarily by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI")(1) which is a socially screened subset of companies in the Russell 3000 so that the fund's portfolio approaches the overall investment characteristics of the Russell 3000.

As of July 1, 2002, the fund will invest primarily in companies that are included in the BMSI.

Companies that are excluded from the BMSI include:

     o Companies that derive any revenues from the manufacture of alcohol or tobacco products;

     o    Companies that derive any revenues from gambling;

     o Companies that derive significant revenues from the production of military weapons; or

     o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

     o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

     o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

     o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

     o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

     o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2002, the BMSI comprised approximately 2,346 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund can also invest up to 15 percent of its assets in foreign securities.

---------------------------

(1) The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc.; KLD Research & Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

     KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000 Index as the universe for the KLD Broad Market social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 3. In addition, because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

ADDITIONAL INVESTMENT STRATEGIES

While the funds invest primarily in common stocks, each fund can also invest, to a limited extent, in other equity securities such as preferred stock, convertible securities, and warrants. Each fund can also hold short-term debt securities and other money market or short-term instruments, including those denominated in foreign currencies. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The funds can also hold fixed-income securities they acquire because of mergers, recapitalizations, or otherwise.

Similarly, each fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objective and restrictions.

Fund Management

Teachers Advisors, Inc. (Advisors) manages the TIAA-CREF Life Funds' assets, under the supervision of the board of trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The specialized portfolio management teams of Advisors who manage the funds also manage the investments of TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds, and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (Investment Management), the investment accounts of the College Retirement Equities Fund (CREF). Advisors is located at 730 Third Avenue, New York, New York 10017.

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund. Advisors has voluntarily agreed to waive a portion of its management fee for each fund. The waivers are contractual and will remain in effect until July 1, 2006. The management fees with and without the waivers are as follows:

                           Management Fees                    Current Management
                           (before waiver)      Waiver       Fees (after waiver)
--------------------------------------------------------------------------------
Growth Equity Fund ................  0.46%       0.21%                     0.25%
Growth & Income Fund ..............  0.44%       0.21%                     0.23%
International Equity Fund .........  0.53%       0.24%                     0.29%
Stock Index Fund ..................  0.30%       0.23%                     0.07%
Social Choice Equity Fund .........  0.39%       0.21%                     0.18%

Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

The funds are managed by Advisors through specialized portfolio management teams whose members are jointly responsible for the day-to-day management of the funds.

PRIOR PERFORMANCE OF INVESTMENT ADVISER

The TIAA-CREF Life Funds have a limited performance record. To illustrate the experience of Advisors' personnel in managing investment portfolios comparable to the TIAA-CREF Life Funds, we are providing you, in the charts below, with historical performance for portfolios managed by the same specialized portfolio management teams that manage the TIAA-CREF Life Funds, with investment objectives, policies, strategies and risks that are substantially the same as those of the TIAA-CREF Life Funds. The performance of an appropriate broad-based securities market index, adjusted to reflect the reinvestment of dividends on securities in the index, is also presented for each fund. The portfolios presented are:

     o the TIAA-CREF Institutional Mutual Funds' Institutional Growth Equity Fund, Institutional Growth and Income Fund, Institutional International Equity Fund, Institutional Equity Index Fund, and Institutional Social Choice Equity Fund, mutual funds managed by Advisors;

     o the TIAA-CREF Mutual Funds' Growth Equity Fund, Growth & Income Fund, and International Equity Fund, mutual funds managed by Advisors;

     o the Stock Index Account of TIAA Separate Account VA-1, a variable annuity managed account managed by Advisors; and

     o the Growth Account and Equity Index Account of CREF, variable annuity managed accounts managed by the same portfolio management teams in their capacities with Investment Management.

The historical performance results presented are net of investment management and other operating expenses of the portfolios, including any applicable waivers. We have included in parenthesis, next to each portfolio, the annual expense ratios (net of any waivers) for each portfolio, as of December 31, 2001. (Note that CREF deducts its expenses at cost, and the expenses quoted below have varied over time.) The expenses for the CREF and TIAA Separate Account VA-1 accounts include certain administrative and mortality expenses that, for insurance contract holders indirectly investing in the TIAA-CREF Life Funds, would be deducted at the contract level and not the fund level. (The investment management component of the expenses for these accounts were as follows: CREF Growth Account-0.13%; CREF Equity Index Account-0.07%; TIAA Separate Account VA-1 Stock Index Account-0.07%.) A contract holders' actual returns on its indirect investment in the TIAA-CREF Life Funds will be lower once contract level expenses are deducted. For example, the TIAA-CREF Life Personal Annuity Select variable annuity contract deducts an additional 0.30% from fund returns.

THE HISTORICAL PERFORMANCE INFORMATION PRESENTED DOESN'T REPRESENT THE PERFORMANCE OF THE SIMILARLY-NAMED FUNDS DESCRIBED IN THIS PROSPECTUS, NOR IS THE INFORMATION INTENDED TO PREDICT OR SUGGEST THE RETURNS THAT THE CORRESPONDING FUND OF TIAA-CREF LIFE FUNDS MIGHT EXPERIENCE. PLEASE DO NOT CONFUSE THE FUNDS WITH THE OTHER PORTFOLIOS USING VERY SIMILAR OR NEARLY IDENTICAL NAMES.


AVERAGE ANNUAL TOTAL RETURN
                                                            1 YEAR        5 YEARS      10 YEARS        INCEPTION
                                                        ENDED DEC.     ENDED DEC.    ENDED DEC.       TO DEC. 31,       INCEPTION OF
                                            EXPENSES      31, 2001       31, 2001      31, 2001             2001       ACCOUNT/FUND
========================================= =========== ============= ============== ============= ================ ==================
Accounts/Funds similar to:
GROWTH EQUITY FUND                           (0.25%)
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Growth Equity Fund of TIAA-CREF
Institutional Mutual Funds                   (0.22%)      (22.88%)            N/A           N/A         (11.82%)       July 1, 1999
========================================= =========== ============= ============== ============= ================ ==================
Russell 3000 Growth Index                                 (19.63%)            N/A           N/A         (10.64%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Growth Equity Fund
of TIAA-CREF Mutual Funds                    (0.45%)      (23.02%)            N/A           N/A           4.31%       Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Growth Index                                 (19.63%)            N/A           N/A           4.13%       Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Growth Account of CREF                       (0.43%)      (22.91%)          6.73%           N/A          12.43%       Apr. 29, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Growth Index                                 (19.63%)          7.72%           N/A          13.13%       Apr. 29, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Accounts/Funds similar to:
GROWTH & INCOME FUND                         (0.23%)
========================================= =========== ============= ============== ============= ================ ==================
Growth and Income Fund of
TIAA-CREF Institutional Mutual
Funds                                        (0.22%)      (12.79%)            N/A           N/A          (5.46%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
S&P 500 Index                                             (11.89%)            N/A           N/A          (5.72%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Growth & Income Fund
of TIAA-CREF Mutual Funds                    (0.43%)      (13.37%)            N/A           N/A           8.31%       Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
S&P 500 Index                                             (11.89%)            N/A           N/A           7.22%       Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Accounts/Funds similar to:
INTERNATIONAL EQUITY FUND                    (0.29%)
========================================= =========== ============= ============== ============= ================ ==================
International Equity Fund of
TIAA-CREF Institutional Mutual Funds         (0.29%)      (23.07%)            N/A           N/A          (3.18%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
MSCI EAFE Index                                           (21.55%)            N/A           N/A          (7.51%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
International Equity Fund of
TIAA-CREF Mutual Funds                       (0.49%)      (24.29%)            N/A           N/A           2.22%       Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
MSCI EAFE Index                                           (21.55%)            N/A           N/A          (0.04%)      Sept. 2, 1997
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Accounts/Funds similar to:
STOCK INDEX FUND                             (0.07%)
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Equity Index Fund of TIAA-CREF
Institutional Mutual Funds                   (0.17%)      (11.40%)            N/A           N/A          (4.76%)        July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Index                                        (11.46%)            N/A           N/A          (4.56%)        July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Stock Index Account
TIAA Separate Account VA-1                   (0.37%)      (11.72%)          9.74%           N/A          14.11%        Nov. 1, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Index                                        (11.46%)         10.14%           N/A          14.51%        Nov. 1, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Equity Index Account of CREF                 (0.37%)      (11.73%)          9.92%           N/A          14.05%       Apr. 29, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Russell 3000 Index                                        (11.46%)         10.14%           N/A          14.32%       Apr. 29, 1994
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Accounts/Funds similar to:
SOCIAL CHOICE EQUITY FUND                    (0.18%)
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
Social Choice Equity Fund of TIAA-CREF
Institutional Mutual Funds                   (0.18%)      (12.54%)            N/A           N/A          (5.43%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------
S&P 500 Index                                             (11.89%)            N/A           N/A          (5.72%)       July 1, 1999
----------------------------------------- ----------- ------------- -------------- ------------- ---------------- ------------------



PRICING OF FUND SHARES

We determine the net asset value (NAV) per share (share price) of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of the fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute the fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.

We usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Life Funds' board of trustees. Money market instruments with maturities of sixty days or less are valued at amortized cost. We also may use fair value if events materially affecting the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the fund's net asset value is calculated.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the TIAA-CREF Life Funds are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the TIAA-CREF Life Funds. The separate account purchases and redeems shares of the appropriate fund for net asset value without sales or redemption charges.

For each day on which the TIAA-CREF Life Funds' net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of a fund at the fund's net asset value per share calculated as of that same day.

For more information about investing in the TIAA-CREF Life Funds, see the prospectus describing the contract, which can be obtained by calling us toll-free at 800 842-2733, extension 5509.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the funds may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59

The funds expect to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of their net investment income and net realized capital gains. Normally, each of the funds will distribute dividends and capital gains annually. In addition, each fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

Each fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the funds intend to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

GENERAL MATTERS

VOTING RIGHTS

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.

ELECTRONIC PROSPECTUSES

If you received this or the contract prospectus electronically and would like paper copies, please call 800 842-2733, extension 5509, and we will send paper copies to you.

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

FINANCIAL HIGHLIGHTS

Presented below is a financial highlights table for the TIAA-CREF Life Funds. The financial highlights table is intended to help you understand the financial performance of the TIAA-CREF Life Funds since they began operations. Certain information reflect financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The information has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report--along with the financial statements--is included in the TIAA-CREF Life Funds' most recent annual report. It is available without charge upon request.

                                                                                                               FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------


                                         GROWTH EQUITY FUND               GROWTH & INCOME FUND          INTERNATIONAL EQUITY FUND
                                   ------------------------------   -------------------------------   -----------------------------
                                                  FOR THE PERIOD                    FOR THE PERIOD                   FOR THE PERIOD
                                                   MARCH 1, 2000                     MARCH 1, 2000                    MARCH 1, 2000
                                   FOR THE YEAR    (COMMENCEMENT    FOR THE YEAR     (COMMENCEMENT    FOR THE YEAR    (COMMENCEMENT
                                       ENDED      OF OPERATIONS)        ENDED       OF OPERATIONS)        ENDED      OF OPERATIONS)
                                   DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,    OF DECEMBER 31,   DECEMBER 31,   OF DECEMBER 31,
                                       2001          2000 (a)           2001           2000 (a)           2001          2000 (a)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

  Net asset value, beginning
    of period                          $18.97          $25.00         $23.57            $25.00          $17.14           $25.00
-----------------------------------------------------------------------------------------------------------------------------------
  Gain (loss) from investment
   operations:
    Net investment income                0.05            0.05           0.20              0.19            0.18             0.15
    Net realized and unrealized
      gain (loss) on total
      investments                       (4.37)          (6.03)         (3.29)            (1.33)          (4.26)           (7.89)
-----------------------------------------------------------------------------------------------------------------------------------
    Total gain (loss) from
      investment operations             (4.32)          (5.98)         (3.09)            (1.14)          (4.08)           (7.74)
-----------------------------------------------------------------------------------------------------------------------------------
  Less distributions from:
    Net investment income               (0.05)          (0.05)         (0.20)            (0.18)          (0.18)           (0.12)
    In excess of net
      investment income                   --              --             --              (0.01)              --              --
    Net realized gains                    --              --             --              (0.10)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                 (0.05)          (0.05)         (0.20)            (0.29)          (0.18)           (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end
    of period                          $14.60          $18.97         $20.28            $23.57          $12.88           $17.14
===================================================================================================================================

TOTAL RETURN                           (22.81)%        (23.89)%       (13.13)%           (4.55)%        (23.81)%         (30.94)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period
    (in thousands)                     $52,519         $57,369        $62,313           $60,066         $35,014          $42,006
  Ratio of expenses to
    average net assets
    before expense waiver                0.46%           0.39%          0.44%             0.37%           0.53%            0.44%
  Ratio of expenses to
    average net assets
    after expense waiver                 0.25%           0.21%          0.23%             0.19%           0.29%            0.25%
  Ratio of net investment
    income to average
    net assets                           0.35%           0.25%          1.04%             0.84%           1.33%            0.88%
  Portfolio turnover rate               41.77%          35.54%         61.92%            20.43%         102.48%           79.47%
===================================================================================================================================

                                                         STOCK INDEX FUND                              SOCIAL CHOICE EQUITY FUND
                                         ------------------------------------------------------    ---------------------------------
                                                                               FOR THE PERIOD                       FOR THE PERIOD
                                                                              DECEMBER 1, 1998                      MARCH 1, 2000
                                                                               (COMMENCEMENT       FOR THE YEAR     (COMMENCEMENT
                                         FOR THE YEARS ENDED DECEMBER 31,     OF OPERATIONS) TO       ENDED        OF OPERATIONS) TO
                                         --------------------------------       DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
                                           2001        2000       1999            1998(a)              2001            2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

  Net asset value, beginning
    of period                              $27.94      $31.11     $26.05          $25.00               $23.90           $25.00
-----------------------------------------------------------------------------------------------------------------------------------
  Gain (loss) from investment
   operations:
    Net investment income                    0.30        0.29       0.26            0.05                 0.24             0.23
    Net realized and unrealized
      gain (loss) on total
      investments                           (3.50)      (2.58)      5.26            1.05                (3.28)           (0.93)
-----------------------------------------------------------------------------------------------------------------------------------
    Total gain (loss) from
      investment operations                 (3.20)      (2.29)      5.52            1.10                (3.04)           (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
  Less distributions from:
    Net investment income                   (0.23)      (0.29)     (0.26)          (0.05)               (0.22)           (0.23)
    In excess of net
      investment income                        --          --        --              --                   --               --
    Net realized gains                      (0.06)      (0.59)     (0.20)            --                 (0.03)           (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                     (0.29)      (0.88)     (0.46)          (0.05)               (0.25)           (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end
    of period                              $24.45      $27.94     $31.11          $26.05               $20.61           $23.90
===================================================================================================================================

TOTAL RETURN                               (11.44)%     (7.38)%    21.20%           4.41%              (12.72)%          (2.80)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period
    (in thousands)                         $94,517     $89,321    $54,341         $26,212              $25,333          $25,977
  Ratio of expenses to
    average net assets
    before expense waiver                    0.30%       0.30%      0.30%           0.03%                0.39%            0.33%
  Ratio of expenses to
    average net assets
    after expense waiver                     0.07%       0.07%      0.07%           0.01%                0.18%            0.15%
  Ratio of net investment
    income to average
    net assets                               1.28%       1.14%      1.28%           0.22%                1.15%            0.92%
  Portfolio turnover rate                    7.85%      16.48%     14.22%           0.00%                9.83%            4.94%
===================================================================================================================================

(a)  The percentages shown for this period are not annualized.

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The TIAA-CREF Life Funds' Annual and Semi-annual reports provide additional information about the funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge in any of the following ways:

By telephone:
         Call 800-842-2733,
              extension 5509

In writing:
         730 Third Avenue
         New York, NY 10017-3206

Over the Internet:
      www.tiaa-cref.org


Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF LIFE FUNDS OR YOUR VARIABLE CONTRACT, PLEASE CALL US AT 800 223-1200.


APRIL 1, 2002


SEC File Nos. 333-61759, 811-08961